                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 6,  2003



                                   iCAD, INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                      1-9341                02-0377419
        -----------                    ------                ----------
(State or other jurisdiction        (Commission           (I.R.S. Employer
           of incorporation)         File Number)         Identification No.)



4 Townsend West, Suite 17, Nashua, New Hampshire               03063
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (603) 882-5200
                                                       ------------------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition.


                  On November 6, 2003 iCAD, Inc. (the "Company") issued a press release announcing its financial results for the three and nine month periods ended September 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   iCAD, INC.
                                   (Registrant)


                                    By:  /s/ Annette L. Heroux
                                      -----------------------------------------
                                         Annette L. Heroux
                                         Chief Financial Officer and Controller


Date: November 12, 2003

                                  EXHIBIT INDEX
                                  -------------





Exhibit No.                         Description of Document
-----------                         -----------------------

         99.1 Press Release of iCAD, Inc. dated November 6, 2003 announcing financial results for the three and nine month periods ended September 30, 2003.